Exhibit 10.13.2

S93-199 • EE	Amendment	4/23/2019

AMENDMENT No. 001

TO THE

LICENSE AGREEMENT EFFECTIVE THE 28TH DAY OF JUNE 2013

BETWEEN

STANFORD UNIVERSITY

AND

BUTTERFLY NETWORK, INC.

Effective the 23rd day of April, 2019, THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (“Stanford”), an institution of higher education having powers under the laws of the State of California, and Butterfly Network, Inc. (“Butterfly”), a corporation having a principal place of business at 530 Old Whitfield Street, Guilford, CT 06473, agree as follows:

1.	BACKGROUND

1.1	Stanford and Butterfly are parties to a License Agreement effective the 28th day of June, 2013 (“Original Agreement”) covering a portfolio of inventions directed to [***] invented in the laboratory of [***] and described in Stanford Docket [***] et al.

Stanford and Butterfly wish to amend the Original Agreement to adjust the diligence milestones of the license.

2.	AMENDMENT

2.1	Paragraph 6.1 of Original Agreement is hereby deleted in its entirety and replaced with the following:

Milestones. Butterfly will use commercially reasonable efforts to develop, manufacture, and sell Licensed Product and to develop markets for Licensed Product, consistent with the technical and process requirements of its chip manufacturer(s). Butterfly will promptly notify Stanford in writing when the first commercial sale of a Licensed Product has occurred.

3.	OTHER TERMS

3.1	All other terms of the Original Agreement remain in full force and effect.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND
(II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

S93-199 • EE	Amendment	4/23/2019

3.2	The parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

The parties execute this Amendment No. 001 by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

Signature:	/s/ Scott Elrod
Name:	Scott Elrod
Title:	Associate Director
Date:	April 23, 2019

BUTTERFLY NETWORK, INC.

Signature:	/s/ Alex Magary
Name:	Alex Magary
Title:	VP, Legal & Asst. Corp. Secretary
Date:	April 23, 2019

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED
BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND
(II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.